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                                                               Exhibit 23.4


                              FORM OF CONSENT





     We hereby consent to the reference to our firm as it appears in this Registration Statement, including the Prospectus constituting a part hereof.





                                            /s/ Baker & Botts, L.L.P.
                                            ------------------------
                                             BAKER & BOTTS, L.L.P.


                                             October 15, 1997